UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 11, 2008

Date of Report (Date of earliest event reported)

KNOBIAS, INC

(Exact Name of Registrant as Specified in its Charter)

______________

Delaware	000-33315	13-3968990
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

875 Northpark Drive, Building 2, Suite 500, Ridgeland, MS 39157

(Address of principal executive offices, including zip code)

(601) 978-3399

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 11, 2008, Knobias, Inc. announced the appointment of Mr. Don Bernard to the post of Executive Vice President & Chief Financial Officer. He replaces Ms. Susan Walker, who leaves after a four-year stint as CFO to pursue other interests.

A copy of the press release announcing the above-described appointment is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated January 14, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNOBIAS, INC.

Date: January 11, 2008

By: /s/ STEVEN B.LORD
Steven B. Lord
President, Chief Executive Officer